UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – March 12, 2010

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 5.02 of this Current Report is hereby incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Executive Officer Employment Agreements

On March 12, 2010, Central European Distribution Corporation, a Delaware company (the “Company”) entered into amendments to the Company’s employment agreements with William V. Carey, the Company’s President and Chief Executive Officer, Christopher Biedermann, the Company’s Vice President and Chief Financial Officer, Evangelos Evangelou, the Company’s Vice President and Chief Operating Officer and James Archbold, the Company’s Vice President, Secretary and Director of Investor Relations.

Mr. Carey’s employment agreement provides, among other things, that:

•	The term of the employment agreement is from January 1, 2010 through December 31, 2012.

•	Mr. Carey’s base salary from January 1, 2010 shall be $626,186.

•	All payments to Mr. Carey pursuant to the agreement may be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Carey’s employment is terminated under conditions constituting a qualifying change-in-control (as defined in the agreement), the amounts and benefits payable to Mr. Carey upon such qualifying change-in-control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Carey would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Carey will be responsible for any excise tax that results.

Mr. Biedermann’s employment agreement provides, among other things, that:

•	The term of the employment agreement is from January 1, 2010 through December 31, 2012.

•	Mr. Biedermann’s base salary from January 1, 2010 shall be $351,428.

•	All payments to Mr. Biedermann pursuant to the agreement may be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Biedermann’s employment is terminated under conditions constituting a qualifying change-in-control (as defined in the agreement), the amounts and benefits payable to Mr. Biedermann upon such qualifying change-in-control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Biedermann would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Biedermann will be responsible for any excise tax that results.

Mr. Evangelou’s employment agreement provides, among other things, that:

•	The term of the employment agreement is from January 1, 2010 through December 31, 2012.

•	Mr. Evangelou’s base salary from January 1, 2010 shall be $442,177.

•	All payments to Mr. Evangelou pursuant to the agreement may be subject to increase or decrease based on movements within a specified band of the Polish Zloty – U.S. Dollar exchange rate.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Evangelou’s employment is terminated under conditions constituting a qualifying change-in-control (as defined in the agreement), the amounts and benefits payable to Mr. Evangelou upon such qualifying change-in-control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Evangelou would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Evangelou will be responsible for any excise tax that results.

Mr. Archbold’s employment agreement to provides, among other things, that:

•	The term of the employment agreement is from January 1, 2010 through December 31, 2012.

•	Mr. Archbold’s base salary from January 1, 2010 shall be $312,000.

•

If Mr. Archbold’s employment is terminated other than for cause (as defined in the agreement), disability or death or if he terminates his employment for good reason (as defined in the agreement), Mr. Archbold will entitled to receive (i) all accrued obligations and (ii) a lump sum payment within 30 days following the date of termination of the full base salary, annual bonus and equity incentive compensation that would have been payable to him through the remaining term of the agreement. In addition, the Company must also pay or provide to Mr. Archbold such other amounts or benefits due under the employment agreement at such times as they would otherwise be payable or provided.

•

The Company does not provide for a 280G gross-up of excise taxes on “parachute payments” paid upon a change in control as determined in accordance with Internal Revenue Code sections 280G and 4999. If Mr. Archbold’s employment is terminated under conditions constituting a qualifying change-in-control (as defined in the agreement), the amounts and benefits payable to Mr. Archbold upon such qualifying change-in-control will be reduced to the extent they are subject to the excise tax imposed by sections 280G and 4999 of the Internal Revenue Code, unless Mr. Archbold would receive a larger after-tax benefit if the reduction had not occurred in which case Mr. Archbold will be responsible for any excise tax that results.

The foregoing description of the amendments to Messrs. Carey’s, Biedermann’s, Evangelou’s and Archbold’s employment agreements are qualified in their entirety by reference to such amended and restated employment agreements which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Amendments to the Executive Bonus Plan

On March 12, 2010, the Board of Directors of the Company approved amendments to the terms of the Company’s Executive Bonus Plan (the “Plan”). Pursuant to the amendments, the total amounts payable pursuant to the Plan are dependent on the Company achieving or exceeding certain levels of EBITDA and ratio of net debt to EBITDA. All other terms of the Plan will remain unchanged.

The aggregate cash bonus will be set on an annual basis. For 2010, the aggregate amount was set at $1.67 million. Messrs. Carey, Biedermann and Evangelou are entitled to receive an agreed percentage of such total amounts, as set forth in the Plan and in their employment agreements upon the achievement of certain performance criteria. Mr. Archbold is entitled to receive a set cash payment from the aggregate cash bonus as set forth in his employment agreement. The foregoing description of the amendments to the Plan is qualified in its entirety by reference to the terms of the Plan, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and William V. Carey.

10.2	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and Christopher Biedermann.

10.3	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and Evangelos Evangelou.

10.4	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and James Archbold.

10.5	Amended and Restated Executive Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Christopher Biedermann
Christopher Biedermann
Vice President and Chief Financial Officer

Date: March 18, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and William V. Carey.

10.2	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and Christopher Biedermann.

10.3	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and Evangelos Evangelou.

10.4	Amended and Restated Employment Agreement, dated January 1, 2010, by and between Central European Distribution Corporation and James Archbold.

10.5	Amended and Restated Executive Bonus Plan.